                                                                      EXHIBIT 24

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ MARK P. FRISSORA
                                          --------------------------------------
                                          Mark P. Frissora

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ MARK A. MCCOLLUM
                                          --------------------------------------
                                          Mark A. McCollum

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/  KENNETH R. TRAMMELL
                                          --------------------------------------
                                          Kenneth R. Trammell

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ SIR DAVID PLASTOW
                                          --------------------------------------
                                          Sir David Plastow

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                                /s/ M. KATHRYN EICKHOFF
                                          --------------------------------------
                                          M. Kathryn Eickhoff

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ ROGER B. PORTER
                                          --------------------------------------
                                          Roger B. Porter

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ PAUL T. STECKO
                                          --------------------------------------
                                          Paul T. Stecko

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ DAVID B. PRICE, JR.
                                          --------------------------------------
                                          David B. Price, Jr.

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ FRANK E. MACHER
                                          --------------------------------------
                                          Frank E. Macher

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2002 of Tenneco Automotive Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of March, 2003.

                                          /s/ DENNIS G. SEVERANCE
                                          --------------------------------------
                                          Dennis G. Severance